Supplement dated February 6, 2015 to the Prospectus dated May 1, 2014, for the Pacific Destinations, Pacific Destinations B and Pacific Destinations O-Series

variable annuity contracts issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Prospectus unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner. This supplement must be preceded or accompanied by the Prospectus for your Contract, as supplemented (the “Prospectus”). Please retain it for future reference.

Reorganization of the MFS® Investors Growth Stock Series Fund

The Board of Trustees of the MFS Investors Growth Stock Series fund approved a proposed reorganization for vote by affected Contract Owners. If the reorganization is approved, the MFS Investors Growth Stock Series – Service Class (“MFS Investors”) fund shares will be transferred to the MFS Massachusetts Investors Growth Stock Portfolio – Service Class (“MFS Massachusetts Investors”) fund. The reorganization, if approved, will take place on or about March 27, 2015 (the “Reorganization Date”). This is only a transaction involving the two MFS funds mentioned above and is not a reorganization of your Variable Annuity Contract.

On the Reorganization Date, any Contract Value that remains allocated to the Subaccount investing in the MFS Investors fund (the “MFS Investors Subaccount”) after the close of business will be transferred to the Subaccount investing in the MFS Massachusetts Investors fund (the “MFS Massachusetts Investors Subaccount”). Such transfers will be based on the applicable Subaccount Unit values, and the relative net asset values of the MFS Investors fund and the MFS Massachusetts Investors fund, as of the close of business on the Reorganization Date. You will not incur any fees or charges or tax liability because of the reorganization and your Contract Value immediately before the reorganization will be equal to your Contract Value immediately after the reorganization. The reorganization transactions will not be treated as transfers that count toward the number of transfers that may be made in a given Contract Year.

After the Reorganization Date, the MFS Investors Subaccount will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the MFS Investors Subaccount will be deemed an instruction for the MFS Massachusetts Investors Subaccount. This includes, but is not limited to, instructions for Purchase Payment allocations, partial withdrawals and transfer instructions (including instructions under any systematic transfer option).

The MFS Investors fund is a series of the MFS Variable Insurance Trust and the MFS Massachusetts Investors fund is a series of the MFS Variable Insurance Trust II. You can find prospectuses for each fund at www.PacificLife.com.

All references to MFS Investors Growth Stock Series in the Prospectus are changed to MFS Massachusetts Investors Growth Stock Portfolio when the reorganization is complete.

Please work with your financial advisor to determine if your existing allocation instructions should be changed before or after the Reorganization Date.

Form No.	VASUP0215